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                                                                    EXHIBIT 23.1


                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated February 15, 1999 relating to the financial statements of Cheap Tickets, Inc., which appears in the Company's Registration Statement on form S-1, as amended, and declared effective on March 18, 1999 (File No. 333-70841).


                                                /s/   PRICEWATERHOUSECOOPERS LLP

Honolulu, Hawaii
May 13, 1999